UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                        Date of Report: November 12, 2003
                        (Date of earliest event reported)

                          ALLIANCE LAUNDRY SYSTEMS LLC
                          ALLIANCE LAUNDRY CORPORATION
                          ALLIANCE LAUNDRY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

            DELAWARE                     333-56857             39-1927923
            DELAWARE                   333-56857-01            39-1928505
            DELAWARE                   333-56857-02            52-2055893
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                   Identification Number)

                                  P.O. BOX 990
                           RIPON, WISCONSIN 54971-0990
           (Address of principal executive offices including zip code)

                                 (920) 748-3121
               (Registrant's telephone number including area code)


Item 5.  Other Events
---------------------

This Current Report on Form 8-K includes the following items:

     o On November 12, 2003, Alliance Laundry Holdings LLC (the "Company") issued a press release announcing its earnings for the third quarter ending September 30, 2003. This press release is included as exhibit
          99.1 to this report.


* This report is being filed pursuant to requirements contained in the indenture governing the registrant's Senior Subordinated Notes and not as required under
Section 13 or 15(d) of the Securities Exchange Act of 1934.

                                   SIGNATURES

     Alliance Laundry Systems LLC has duly caused this quarterly report to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Ripon, state of Wisconsin, on the 12th day of November 2003.


       Signature                             Title                      Date
       ---------                             -----                      ----

 /s/ Thomas L'Esperance                 Chairman and CEO               11-12-03
------------------------                                              ----------
   Thomas L'Esperance

  /s/ Bruce P. Rounds       Vice President, Chief Financial Officer    11-12-03
------------------------                                              ----------
    Bruce P. Rounds



     Alliance Laundry Corp. has duly caused this quarterly report to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Ripon, state of Wisconsin, on the 12th day of November 2003.



       Signature                             Title                       Date
       ---------                             -----                       ----

 /s/ Thomas L'Esperance                 Chairman and CEO               11-12-03
------------------------                                              ----------
   Thomas L'Esperance

  /s/ Bruce P. Rounds       Vice President, Chief Financial Officer    11-12-03
------------------------                                              ----------
    Bruce P. Rounds


         Alliance Laundry Holdings LLC has duly caused this quarterly report to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Ripon, state of Wisconsin, on the 12th day of November 2003.


       Signature                             Title                       Date
       ---------                             -----                       ----

 /s/ Thomas L'Esperance                 Chairman and CEO               11-12-03
------------------------                                              ----------
   Thomas L'Esperance

  /s/ Bruce P. Rounds       Vice President, Chief Financial Officer    11-12-03
------------------------                                              ----------
    Bruce P. Rounds